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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 OCTOBER 1, 2006

                          ----------------------------
                            PEOPLE'S LIBERATION, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


       000-16075                                          86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                          150 WEST JEFFERSON BOULEVARD,
                             LOS ANGELES, CA 90007
                         (Address of Principal Executive
                              Offices and zip code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On or around April 27, 2005, Bella Rose, LLC, a California limited liability company, and a wholly owned subsidiary of the Registrant ("BELLA ROSE") entered into letter agreements (the "LETTER AGREEMENTS") with William Rast Enterprises, LLC, a Delaware limited liability company ("WRE"). The Letter Agreements contemplate the formation of a joint venture between the parties to exploit the William Rast(TM) trademark (the "VENTURE"). More particularly, the Letter Agreements contemplate the formation of a sourcing company, which will have rights to manufacture and sell William Rast branded apparel (the "SOURCING COMPANY"), and a licensing company, which will own the William Rast(TM) trademark and license rights to the trademark to the Sourcing Company and other parties (the "LICENSING COMPANY"). The Letter Agreements also contemplate a services agreement, pursuant to which Justin Timberlake will provide personal services to the Licensing Company and its licensees (including the Sourcing Company) in connection with the exploitation of the William Rast brand (the "SERVICES AGREEMENT").

         While the Letter Agreements contemplate that the Venture would be operated by a separate operating entity, which entity would be owned and managed 50% by Bella Rose and 50% by WRE, the Venture's business has been operated directly by Bella Rose since inception.

               On October 1, 2006, Bella Rose and WRE entered into long-form definitive agreements, including the Limited Liability Company Operating Agreement of William Rast Sourcing, LLC (the "SOURCING OPERATING AGREEMENT"), the Limited Liability Company Operating Agreement of William Rast Licensing, LLC (the "LICENSING OPERATING AGREEMENT", and together with the Sourcing Operating Agreement, the "OPERATING AGREEMENTS"), and the Services Agreement by and between William Rast Licensing and Justin Timberlake (the Operating Agreements, together with the Services Agreement, the "TRANSACTION DOCUMENTS") to memorialize the terms set forth in the Letter Agreements, with the exception that Bella Rose has operational control over William Rast Sourcing and William Rast Licensing as set forth in the Operating Agreements.

         Pursuant to the Sourcing Operating Agreement, WRE received a 50% membership interest in William Rast Sourcing. Bella Rose was also granted a 50% membership interest in William Rast Sourcing in exchange for assigning all of the assets and liabilities of the William Rast apparel business operated by Bella Rose pursuant to a Contribution Agreement dated October 1, 2006 between Bella Rose and William Rast Sourcing.

               Pursuant to the Licensing Operating Agreement, WRE received a 50% membership interest in William Rast Licensing. Bella Rose was also granted a 50% membership interest in William Rast Licensing in exchange for contributing the William Rast(TM) trademarks currently owned by Versatile Entertainment, Inc., (an affiliate of Bella Rose and a wholly-owned subsidiary of the Registrant) pursuant to a Trademark Assignment Agreement dated as of October 1, 2006 between William Rast Licensing and Versatile Entertainment, Inc.

         In consideration for WRE entering into the Operating Agreements on terms which give Bella Rose operational control over the Sourcing Company and the Licensing Company, which


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operational control the Letter Agreements provide would be 50% in favor of Bella
Rose and 50% in favor of WRE, People's Liberation, Inc. (the "Registrant"), on October 1, 2006, issued to WRE 571,429 shares of its Common Stock, par value $0.001 per share, pursuant to a Stock Subscription Agreement entered into between WRE and the Registrant on the same date.

         Pursuant to the Services Agreement entered into between William Rast Licensing and Justin Timberlake, Mr. Timberlake agrees to provide William Rast Licensing and its licensees (which includes William Rast Sourcing) with certain services in connection with the launch, advertising, design, and styling of William Rast branded apparel and other consumer products. During the term of the agreement, except as otherwise provided in the agreement, the services to be rendered by Mr. Timberlake in the indirect endorsement of William Rast branded apparel and other consumer products shall be exclusive to William Rast Licensing.

         The Sourcing Operating Agreement and the Licensing Operating Agreement are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 respectively and are incorporated herein by this reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         In consideration for WRE entering into the Operating Agreements on terms which give Bella Rose operational control over the Sourcing Company and the Licensing Company, which operational control the Letter Agreements provide would be 50% in favor of Bella Rose and 50% in favor of WRE, the Registrant on October 1, 2006 issued to WRE 571,429 shares of its Common Stock, par value $0.001 per share, pursuant to a Stock Subscription Agreement entered into between WRE and the Registrant on the same date.

         The issuance of the shares of Common Stock to WRE was exempt from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to an exemption from registration contained in Regulation D, only to accredited investors. The shares of Common Stock may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the United States Securities and Exchange Commission or with any state securities commission.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. N/A

         (b)      PRO FORMA FINANCIAL INFORMATION. N/A

         (c)      SHELL COMPANY TRANSACTIONS. N/A

         (d)      EXHIBITS.

                  10.1 Limited Liability Company Operating Agreement of William Rast Sourcing, LLC dated as of October 1, 2006.

                  10.2 Limited Liability Company Operating Agreement of William Rast Licensing, LLC dated as of October 1, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, People's Liberation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PEOPLE'S LIBERATION, INC.


Date:  October 5, 2006             By:    /S/ DARRYN BARBER
                                          --------------------------------------
                                          Darryn Barber, Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               DESCRIPTION OF EXHIBIT
-------        -----------------------------------------------------------------
10.1           Limited  Liability  Company  Operating  Agreement of William Rast
               Sourcing, LLC dated as of October 1, 2006.

10.2 Limited Liability Company Operating Agreement of William Rast Licensing, LLC dated as of October 1, 2006.



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